Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(In Millions, Except Per Share Amounts)	Nine Months Ended September 30,
	2012	2011
REVENUES:
Timber	$480	$421
Real Estate	243	208
Manufacturing	246	208
Other	16	15
Total Revenues	985	852

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	374	327
Real Estate	124	68
Manufacturing	217	190
Other	1	1
Total Cost of Goods Sold	716	586
Selling, General and Administrative	86	77
Total Costs and Expenses	802	663

Other Operating Income (Expense), net	1	3

Operating Income	184	192

Equity Earnings from Timberland Venture	42	44

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	61	61
Interest Expense (Note Payable to Timberland Venture)	43	43
Total Interest Expense, net	104	104

Income before Income Taxes	122	132

Provision (Benefit) for Income Taxes	(2)	—

Net Income	$124	$132

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.77	$0.81
Net Income per Share – Diluted	$0.76	$0.81

Weighted-Average Number of Shares Outstanding
– Basic	161.5	161.9
– Diluted	161.8	162.2

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(In Millions, Except Per Share Amounts)	Quarter Ended September 30,
	2012	2011
REVENUES:
Timber	$168	$154
Real Estate	96	67
Manufacturing	85	67
Other	5	5
Total Revenues	354	293

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	130	119
Real Estate	40	19
Manufacturing	74	62
Other	—	—
Total Cost of Goods Sold	244	200
Selling, General and Administrative	31	24
Total Costs and Expenses	275	224

Other Operating Income (Expense), net	—	—

Operating Income	79	69

Equity Earnings from Timberland Venture	14	14

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	21	20
Interest Expense (Note Payable to Timberland Venture)	14	14
Total Interest Expense, net	35	34

Income before Income Taxes	58	49

Provision (Benefit) for Income Taxes	(1)	(1)

Net Income	$59	$50

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.36	$0.31
Net Income per Share – Diluted	$0.36	$0.31

Weighted-Average Number of Shares Outstanding
– Basic	161.5	161.9
– Diluted	161.9	162.2

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In Millions, Except Per Share Amounts)	September 30, 2012	December 31, 2011
ASSETS
Current Assets:
Cash and Cash Equivalents	$320	$254
Accounts Receivable	39	28
Inventories	49	48
Deferred Tax Asset	6	6
Assets Held for Sale	44	103
Other Current Assets	14	15
	472	454

Timber and Timberlands, net	3,423	3,377
Property, Plant and Equipment, net	128	138
Equity Investment in Timberland Venture	187	201
Deferred Tax Asset	18	17
Investment in Grantor Trusts (at Fair Value)	38	36
Other Assets	37	36
Total Assets	$4,303	$4,259

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$176	$352
Line of Credit	351	348
Accounts Payable	29	25
Interest Payable	25	26
Wages Payable	19	20
Taxes Payable	16	9
Deferred Revenue	31	27
Other Current Liabilities	9	8
	656	815

Long-Term Debt	1,567	1,290
Note Payable to Timberland Venture	783	783
Other Liabilities	98	108
Total Liabilities	3,104	2,996

Commitments and Contingencies

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.01 Par Value, Authorized Shares – 75.0, Outstanding – None	—	—
Common Stock, $0.01 Par Value, Authorized Shares – 300.6, Outstanding (net of Treasury Stock) – 161.6 at September 30, 2012 and 161.3 at December 31, 2011	2	2
Additional Paid-In Capital	2,273	2,261
Retained Earnings (Accumulated Deficit)	(108)	(28)
Treasury Stock, at Cost, Common Shares – 26.9 at September 30, 2012 and 26.9 at December 31, 2011	(938)	(937)
Accumulated Other Comprehensive Income (Loss)	(30)	(35)
Total Stockholders’ Equity	1,199	1,263
Total Liabilities and Stockholders’ Equity	$4,303	$4,259

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Nine Months Ended September 30,
(In Millions)	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$124	$132
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	87	70
Basis of Real Estate Sold	111	57
Equity Earnings from Timberland Venture	(42)	(44)
Distributions from Timberland Venture	56	56
Deferred Income Taxes	(1)	2
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(6)	14
Timber Deed Acquired	(98)	—
Pension Plan Contributions	(10)	(3)
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	—	—
Other Working Capital Changes	5	—
Other	11	10
Net Cash Provided By Operating Activities	237	294

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures (Excluding Timberland Acquisitions)	(52)	(43)
Timberlands and Minerals Acquired	(18)	(88)
Other	(1)	—
Net Cash Used In Investing Activities	(71)	(131)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(204)	(204)
Borrowings on Line of Credit	1,712	1,097
Repayments on Line of Credit	(1,709)	(961)
Proceeds from Issuance of Long-Term Debt	450	—
Debt Issuance Costs	(3)	—
Principal Payments and Retirement of Long-Term Debt	(350)	(49)
Proceeds from Stock Option Exercises	5	9
Acquisition of Treasury Stock	(1)	(16)
Net Cash Used In Financing Activities	(100)	(124)

Increase (Decrease) In Cash and Cash Equivalents	66	39
Cash and Cash Equivalents:
Beginning of Period	254	252

End of Period	$320	$291

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Quarter Ended September 30,
(In Millions)	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$59	$50
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	31	26
Basis of Real Estate Sold	36	14
Equity Earnings from Timberland Venture	(14)	(14)
Distributions from Timberland Venture	28	28
Deferred Income Taxes	—	(2)
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(1)	2
Pension Plan Contributions	(3)	(3)
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	—	35
Other Working Capital Changes	7	(4)
Other	5	5
Net Cash Provided By Operating Activities	148	137

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures (Excluding Timberland Acquisitions)	(17)	(15)
Timberlands and Minerals Acquired	(5)	(76)
Net Cash Used In Investing Activities	(22)	(91)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(68)	(68)
Borrowings on Line of Credit	583	542
Repayments on Line of Credit	(683)	(467)
Proceeds from Issuance of Long-Term Debt	450	—
Debt Issuance Costs	—	—
Principal Payments and Retirement of Long-Term Debt	(350)	—
Proceeds from Stock Option Exercises	2	—
Acquisition of Treasury Stock	—	(15)
Net Cash Used In Financing Activities	(66)	(8)

Increase (Decrease) In Cash and Cash Equivalents	60	38
Cash and Cash Equivalents:
Beginning of Period	260	253

End of Period	$320	$291

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Nine Months Ended September 30,
(In Millions)	2012	2011
Revenues:
Northern Resources	$185	$167
Southern Resources	312	266
Real Estate	243	208
Manufacturing	246	208
Other	16	15
Eliminations	(17)	(12)
Total Revenues	$985	$852

Operating Income (Loss):
Northern Resources	$15	$17
Southern Resources	66	55
Real Estate	113	134
Manufacturing	22	12
Other (A)	14	16
Other Costs and Eliminations, net	(46)	(42)
Total Operating Income	$184	$192

Adjusted EBITDA by Segment: (B)
Northern Resources	$35	$36
Southern Resources	118	92
Real Estate	225	192
Manufacturing	33	22
Other	14	16
Other Costs and Eliminations, net	(45)	(41)
Total	$380	$317

(A) During the first nine months of 2011, the company received a payment of $2 million for the settlement of a dispute that related to certain mineral rights. This amount is reported as Other Operating Gain/(Loss) in our Other Segment and is included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

(B) Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Quarter Ended September 30,
(In Millions)	2012	2011
Revenues:
Northern Resources	$65	$68
Southern Resources	110	93
Real Estate	96	67
Manufacturing	85	67
Other	5	5
Eliminations	(7)	(7)
Total Revenues	$354	$293

Operating Income (Loss):
Northern Resources	$5	$7
Southern Resources	23	21
Real Estate	54	46
Manufacturing	9	3
Other	5	5
Other Costs and Eliminations, net	(17)	(13)
Total Operating Income	$79	$69

Adjusted EBITDA by Segment: (A)
Northern Resources	$12	$14
Southern Resources	42	35
Real Estate	90	60
Manufacturing	13	7
Other	5	5
Other Costs and Eliminations, net	(16)	(13)
Total	$146	$108

(A) Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SELECTED OPERATING STATISTICS
(UNAUDITED)

		2012
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$19	$20	$20		$20
Pulpwood	$/Ton Stumpage	$10	$10	$10		$10
Northern Resources
Sawlog	$/Ton Delivered	$67	$71	$69		$69
Pulpwood	$/Ton Delivered	$42	$42	$42		$42

Lumber (1)	$/MBF	$529	$551	$525		$535
Plywood (1)	$/MSF	$387	$409	$432		$409
Fiberboard (1)	$/MSF	$607	$620	$636		$622

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,340	1,533	1,533		4,406
Pulpwood	1,000 Tons	1,842	1,933	2,151		5,926
Total Harvest		3,182	3,466	3,684	—	10,332
Northern Resources
Sawlog	1,000 Tons	656	632	679		1,967
Pulpwood	1,000 Tons	452	316	441		1,209
Total Harvest		1,108	948	1,120	—	3,176

Lumber	MBF	30,199	30,340	27,645		88,184
Plywood	MSF	53,301	51,397	48,984		153,682
Fiberboard	MSF	44,701	52,475	54,992		152,168

		2011
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$20	$19	$20	$20	$19
Pulpwood	$/Ton Stumpage	$10	$9	$9	$9	$9
Northern Resources
Sawlog	$/Ton Delivered	$69	$72	$71	$67	$69
Pulpwood	$/Ton Delivered	$40	$40	$42	$41	$41

Lumber (1)	$/MBF	$533	$529	$493	$515	$518
Plywood (1)	$/MSF	$371	$382	$382	$379	$379
Fiberboard (1)	$/MSF	$608	$608	$607	$611	$608

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,286	1,126	1,289	1,268	4,969
Pulpwood	1,000 Tons	1,494	1,592	1,833	1,903	6,822
Total Harvest		2,780	2,718	3,122	3,171	11,791
Northern Resources
Sawlog	1,000 Tons	506	471	661	681	2,319
Pulpwood	1,000 Tons	478	244	500	458	1,680
Total Harvest		984	715	1,161	1,139	3,999

Lumber	MBF	29,250	29,654	29,979	27,042	115,925
Plywood	MSF	44,156	44,842	41,632	41,803	172,433
Fiberboard	MSF	40,690	43,070	38,485	37,899	160,144

(1) Represents prices at mill level.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
LAND SALE STATISTICS
(UNAUDITED)

	2012
	1st Qtr	2nd Qtr (2)	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	4,385	17,870	5,750		28,005
Large Non-strategic (1)	69,770	—	99,800		169,570
Conservation	1,145	1,320	5,400		7,865
HBU/Recreation	4,030	6,720	5,410		16,160
Development Properties	—	—	—		—
Conservation Easements	n/a	n/a	n/a		n/a
	79,330	25,910	116,360		221,600
Price per Acre
Small Non-strategic	$1,115	$1,165	$1,455		$1,215
Large Non-strategic	$1,210	$—	$675		$895
Conservation	$1,560	$2,315	$905		$1,240
HBU/Recreation	$2,140	$1,955	$2,100		$2,050
Development Properties	$—	$—	$—		$—
Conservation Easements	$—	$28	$—		$28

Revenue, ($ millions)
Small Non-strategic	$5	$21	$8		$34
Large Non-strategic	$84	$—	$67		$151
Conservation	$2	$3	$5		$10
HBU/Recreation	$9	$13	$11		$33
Development Properties	$—	$—	$—		$—
Conservation Easements	$—	$10	$—		$10
	$100	$47	$91		$238

Proceeds from Real Estate Joint Venture (4)	$—	$—	$5		$5

Basis of Real Estate Sold (5)	$63	$12	$36		$111
	2011
	1st Qtr	2nd Qtr (3)	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	2,560	2,695	11,525	5,385	22,165
Large Non-strategic (1)	30,295	—	—	18,155	48,450
Conservation	335	59,425	370	7,295	67,425
HBU/Recreation	7,795	6,320	24,500	8,680	47,295
Development Properties	—	—	20	—	20
Conservation Easements	n/a	n/a	n/a	n/a	n/a
	40,985	68,440	36,415	39,515	185,355
Price per Acre
Small Non-strategic	$1,015	$1,125	$1,230	$1,345	$1,220
Large Non-strategic	$1,405	$—	$—	$3,300	$2,115
Conservation	$1,685	$1,050	$1,270	$980	$1,050
HBU/Recreation	$2,100	$2,060	$1,950	$2,100	$2,015
Development Properties	$—	$—	$6,405	$—	$6,405
Conservation Easements	$—	$—	$460	$—	$460

Revenue, ($ millions)
Small Non-strategic	$2	$4	$14	$7	$27
Large Non-strategic	$43	$—	$—	$60	$103
Conservation	$1	$62	$—	$7	$70
HBU/Recreation	$16	$13	$48	$19	$96
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$—	$5	$—	$5
	$62	$79	$67	$93	$301

Basis of Real Estate Sold (5)	$19	$24	$14	$19	$76

Exhibit 99.2

Plum Creek Timber Company, Inc.
Notes to Land Sale Statistics
(Unaudited)

(1) During the first quarter of 2012, the company sold 69,800 acres of Large Non-strategic lands located in the Florida panhandle area for $84.5 million. During the third quarter of 2012, the company sold 99,800 acres of Large Non-strategic lands located in Wisconsin for $67.1 million. During the first quarter of 2011, the company sold 30,300 acres of Large Non-strategic lands located in Mississippi for $42.6 million. During the fourth quarter of 2011, the company sold 18,200 acres of Large Non-strategic lands located in Oregon for $60 million.

(2) During the second quarter of 2012, the company received $10 million in exchange for placing a conservation easement on approximately 360,000 acres in Maine.

(3) During the second quarter of 2011, the company's Conservation sales consisted primarily of 26,800 acres in Arkansas and Louisiana and 31,500 acres in Florida.

(4) Not reflected in the land sale statistics (acres sold, price per acre and revenue).

(5) Includes $58 million in the first quarter of 2012 from a 69,800 acre Large Non-strategic sale located primarily in the Florida panhandle area, $26 million in the third quarter of 2012 from a 99,800 acre Large Non-strategic sale in Wisconsin, $13 million in the first quarter of 2011 from a 30,300 acre Large Non-strategic sale in Mississippi and $8 million in the fourth quarter of 2011 from an 18,200 acre Large Non-strategic sale in Oregon.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
DEBT MATURITIES SCHEDULE
September 30, 2012
(UNAUDITED)

	Borrowings
	Principal	Weighted Avg. Interest Rate
Quarterly Maturities through 2013:
4th Qtr 2012	$3	8.050%
1st Qtr 2013	$174	6.180%
4th Qtr 2013	$76	7.773%	(1)
Annual Maturities through 2014:
2014	$3	8.050%

(1) Principal amount composed of senior notes with principal amounts of $3 million and $73 million and interest rates of 8.050% and 7.760%, respectively.

Exhibit 99.2

Plum Creek Timber Company, Inc
Segment Data - Adjusted EBITDA
Reconciliation of Operating Income and Net Cash
Provided by Operating Activities
(Unaudited)

We define Adjusted EBITDA as earnings from continuing operations, excluding equity method earnings, and before interest, taxes, depreciation, depletion, amortization, and basis in lands sold. Adjusted EBITDA is not considered a measure of financial performance under U.S. generally accepted accounting principles (U.S. GAAP) and the items excluded from Adjusted EBITDA are significant components of our consolidated financial statements.

We present Adjusted EBITDA as a supplemental performance measure because we believe it facilitates operating performance comparisons from period to period, and each business segment’s contribution to that performance, by eliminating non-cash charges to earnings, which can vary significantly by business segment. These non-cash charges include timber depletion, depreciation of fixed assets and the basis in lands sold. We also use Adjusted EBITDA as a supplemental liquidity measure because we believe it is useful in measuring our ability to generate cash. In addition, we believe Adjusted EBITDA is commonly used by investors, lenders and rating agencies to assess our financial performance.

A reconciliation of Adjusted EBITDA to net income and net cash from operating activities, the most directly comparable U.S. GAAP performance and liquidity measures, is provided in the following schedules:

	Nine Months Ended September 30, 2012

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$15	$20	$—	$35
Southern Resources	66	52	—	118
Real Estate	113	1	111	225
Manufacturing	22	11	—	33
Other	14	—	—	14
Other Costs and Eliminations	(47)	1	—	(46)
Other Unallocated Operating Income (Expense), net	1	—	—	1
Total	$184	$85	$111	$380

Reconciliation to Net Income(1)
Equity Earnings from Timberland Venture	42
Interest Expense	(104)
(Provision) Benefit for Income Taxes	2
Net Income	$124

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$237
Interest Expense				104
Amortization of Debt Costs				(2)
Provision / (Benefit) for Income Taxes				(2)
Distributions from Timberland Venture				(56)
Deferred Income Taxes				1
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				6
Timber Deed Acquired				98
Pension Plan Contributions				10
Working Capital Changes				(5)
Other				(11)
Adjusted EBITDA				$380

(1) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Nine Months Ended September 30, 2011

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$17	$19	$—	$36
Southern Resources	55	37	—	92
Real Estate	134	1	57	192
Manufacturing	12	10	—	22
Other	16	—	—	16
Other Costs and Eliminations	(43)	1	—	(42)
Other Unallocated Operating Income (Expense), net	1	—	—	1
Total	$192	$68	$57	$317

Reconciliation to Net Income(1)
Equity Earnings from Timberland Venture	44
Interest Expense	(104)
(Provision) Benefit for Income Taxes	—
Net Income	$132

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$294
Interest Expense				104
Amortization of Debt Costs				(2)
Provision / (Benefit) for Income Taxes				—
Distributions from Timberland Venture				(56)
Deferred Income Taxes				(2)
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				(14)
Timber Deed Acquired				—
Pension Plan Contributions				3
Working Capital Changes				—
Other				(10)
Adjusted EBITDA				$317

(1) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended September 30, 2012

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$5	$7	$—	$12
Southern Resources	23	19	—	42
Real Estate	54	—	36	90
Manufacturing	9	4	—	13
Other	5	—	—	5
Other Costs and Eliminations	(17)	1	—	(16)
Other Unallocated Operating Income (Expense), net	—	—	—	—
Total	$79	$31	$36	$146

Reconciliation to Net Income(1)
Equity Earnings from Timberland Venture	14
Interest Expense	(35)
(Provision) Benefit for Income Taxes	1
Net Income	$59

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$148
Interest Expense				35
Amortization of Debt Costs				—
Provision / (Benefit) for Income Taxes				(1)
Distributions from Timberland Venture				(28)
Deferred Income Taxes				—
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				1
Timber Deed Acquired				—
Pension Plan Contributions				3
Working Capital Changes				(7)
Other				(5)
Adjusted EBITDA				$146

(1) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended September 30, 2011

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$7	$7	$—	$14
Southern Resources	21	14	—	35
Real Estate	46	—	14	60
Manufacturing	3	4	—	7
Other	5	—	—	5
Other Costs and Eliminations	(13)	—	—	(13)
Other Unallocated Operating Income (Expense), net	—	—	—	—
Total	$69	$25	$14	$108

Reconciliation to Net Income(1)
Equity Earnings from Timberland Venture	14
Interest Expense	(34)
(Provision) Benefit for Income Taxes	1
Net Income	$50

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$137
Interest Expense				34
Amortization of Debt Costs				(1)
Provision / (Benefit) for Income Taxes				(1)
Distributions from Timberland Venture				(28)
Deferred Income Taxes				2
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				(2)
Timber Deed Acquired				—
Pension Plan Contributions				3
Working Capital Changes				(31)
Other				(5)
Adjusted EBITDA				$108

(1) Includes reconciling items not allocated to segments for financial reporting purposes.